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                                                                   EXHIBIT 10.30

                      FIRST AMENDMENT TO FIRST AMENDED AND

                      RESTATED LOAN AND SECURITY AGREEMENT

         This First Amendment to First Amended and Restated Loan and Security Agreement is made as of February 22, 2001 by and among GMAC Commercial Credit LLC ("Lender" or "GMAC"), having an office at 1290 Avenue of the Americas, New York, New York 10104 and Greka Integrated, Inc. ("Greka"), Saba Realty, Inc. ("Saba"), and Santa Maria Refining Company ("Santa Maria"), having their principal place of business at 3201 Air Park Drive, Suite 201, Santa Maria, California 93455. Each of Greka, Saba and Santa Maria is individually and collectively hereinafter referred to as the "Borrower". The liability of Greka, Saba and Santa Maria hereunder shall be joint and several.


         WHEREAS, on November 30, 1999 Borrower entered into a First Amended and Restated Loan and Security Agreement (the "Agreement") whereby Lender provided to Borrower (i) a Revolving Credit Facility in the original principal amount of $10,000,000 (the "Revolving Credit") and (ii) a Term Loan in the original principal amount of $25,000,000 (the "Term Loan"); and


         WHEREAS, Borrower has requested that Lender (i) provide additional financing to Borrower by increasing the principal amount of the Term Loan to $36,000,000 and (ii) provide certain modifications to the terms of the Agreement;


         WHEREAS, subject to the terms and conditions of this First Amendment, Lender is willing to provide such additional financing to Borrower and to provide such modifications to the terms of the Agreement as more particularly set forth herein.


         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto do hereby agree as follows:


1. Amendments to Agreement. The Agreement is hereby amended in the following manner:

         (a) Section 1.A of the Agreement, definition of "Contract Rate" is hereby amended by inserting the following text immediately after the date "December 31, 2001", "and (iii) the Alternate Base Rate, plus one-quarter of one percent (.25%) as of December 31, 2002".

         (b) Section 1.A of the Agreement, definition of "Maximum Loan Amount" is hereby amended by deleting the numeral "$35,000,000" and by substituting the numeral "$46,000,000" in its place and stead.


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         (c)      Section 1.A of the Agreement, the definition of "Term" is
                  hereby amended by deleting the date "November 30, 2003" and by substituting the following text in its place and stead: "(a) November 30, 2005, if the Second Advance is made by Lender to Borrower" and (b) November 30, 2004, if the Second Advance is not made by Lender to Borrower."

         (d) Section 1.A of the Agreement is hereby amended by inserting the following definition in alphabetical order:

                  ""Letter of Credit Availability" means the amount of Revolving Credit Advances against Eligible Inventory of Santa Maria purchased under commercial Letters of Credit Lender may from time to time during the Term make available to Borrower, up to 65% ("Letter of Credit Advance Rate") of the value of such Eligible Inventory (calculated on the basis of the lower of cost or market, on a first in first out basis). The face amount of all Letters of Credit shall not exceed $4,000,000 in the aggregate at any time outstanding."

         (e) Section 1.A of the Agreement is hereby amended by inserting the following definition in alphabetical order:

                  ""Letter of Credit Advance Rate" shall have the meaning set forth in the definition of "Letter of Credit Availability."

         (f) Section 1.A of the Agreement is hereby amended by inserting the following definition in alphabetical order:

                  ""Letter of Credit" shall mean commercial letters of credit or standby letters of credit issued or caused to be issued by Lender for the account of Santa Maria for the benefit of Santa Maria's suppliers for the purchase by Santa Maria of Eligible Inventory."

         (g) Section 2(d) of the Agreement is hereby amended by deleting the text of said section in its entirety and by substituting the following in its place and stead:

                  "Subject to the terms and conditions set forth herein and in the Ancillary Agreements, Lender may, in its sole discretion, make revolving credit advances (the "Revolving Credit Advances") to Borrower from time to time during the Term which, in the aggregate at any time outstanding, will not exceed the lesser of (x) the Maximum Revolving Amount or (y) an amount equal to the sum of:

                  (i)      Receivables Availability, plus


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                  (ii)     Inventory Availability, plus

                  (iii)    Letter of Credit Availability, minus

                  (iv) The face amount available to be drawn under all outstanding Letters of Credit, minus

                  (v) such reserves as Lender may in its sole and absolute discretion deem proper and necessary from time to time.

         The sum of 2(d)(i) plus (ii) plus (iii) minus (iv) minus (v) shall be referred to as the "Formula Amount". In this regard, Borrower agrees that it shall submit a Borrowing Base Certificate to Lender, in form and substance and with such frequency, as more fully described in Section 9 below, to include such calculations, in each instance that Lender may deem necessary or desirable in order to verify whether Borrower is in compliance with the preceding limitations pertaining to Revolving Credit Advances."

         (h) Section 2(k) of the Agreement is hereby amended by deleting the existing text of said section in its entirety and by substituting the following text in its place and stead:

                  "(k) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, and provided no Incipient Event of Default or Event of Default shall have occurred, Lender shall make a term loan to Borrower in the amount of up to $36,000,000 (the "Term Loan"). The Term Loan will consist of two (2) advances. The first advance (the "First Advance") will consist of (i) $13,300,000 in presently existing indebtedness which was previously advanced by Lender to Borrower (ii) a new advance in the amount of $4,000,000 to be used to reduce the aggregate outstanding Revolving Credit Advances in order to create availability for the issuance of Letters of Credit or the cash purchase of oil Inventory and (iii) a new advance in the amount of up to $5,700,000 for certain capital expenditures as set forth herein. The second advance (the "Second Advance") will consist of up to $13,000,000 for the purchase of certain oil and gas properties (the "Properties"). Advances under the Term Loan shall be made as follows:

                           1. First Advance. Contemporaneously with the
                  execution of a certain First Amendment to First Amended and Restated Loan and Security Agreement (the "First Amendment") and upon satisfaction of all of the terms and conditions contained in Section 2 therein and in this Agreement and the Ancillary Agreements, Lender will advance to


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                  Borrower the amount of $4,000,000. Advances for capital
                  expenditures shall be subject to the provisions of Section 2(k)3 hereof.

                           2. Second Advance. At any time following the date
                  hereof through and including April 30, 2001, Borrower may request the Second Advance solely for the purchase of the Properties. The Second Advance shall be subject to the satisfaction of such conditions precedent as Lender shall require, including, without limitation, all of the following:

                              (A) Borrower shall have provided to Lender such approvals, environmental audits, consents or documents as Lender may reasonably request; and

                              (B) Borrower shall have provided to Lender an opinion of counsel from a law firm reasonably acceptable to Lender regarding such matters as Lender may request, including, without limitation, due authorization, execution and delivery, validity and enforceability of documents, no defaults, etc.

                              (C) Borrower shall have submitted to Lender a copy of all acquisition documents relating to the purchase of the Properties, the terms and conditions of which acquisition documents must be satisfactory to Lender in its sole and absolute discretion with respect to the payment terms and with respect to title to the Properties and reasonably satisfactory to Lender in all other respects; and

                              (D) Borrower shall have executed and delivered to Lender such documents and instruments as Lender deems necessary in form and substance acceptable to Lender to grant, assign, convey and/or pledge to Lender a first priority security interest in the assets to be purchased with the Second Advance free and clear of all liens and encumbrances of any kind which are not consented to by the Lender and Borrower shall have provided to Lender title insurance policies and/or Attorney's Certificate of Title (as requested by Lender) for the Properties issued by a law firm acceptable to Lender opining to and/or insuring in amounts acceptable to Lender


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                              (i) the first priority of Lender's liens and /or
                              security interests therein, and (ii) that Lender's interests are subject to no liens, claims, encumbrances, or restrictions of any kind unless consented to by Lender; and

                              (E) Borrower shall have provided to Lender evidence receipt of additional funds, from sources acceptable to Lender in its sole and absolute discretion, necessary to complete the acquisition of the Properties together with fully-executed subordination agreements in form and substance acceptable to Lender with respect to any funds loaned to Borrower in connection with such acquisition; and

                              (F) all representations and warranties contained in the First Amendment and herein shall be true and correct on and as of the date of funding of the Second Advance as though made on and as of such date; and

                              (G) no Incipient Event of Default or Event of Default shall have occurred and/or be continuing.

                              (H) the manner and timing of funding the Second Advance shall be acceptable to Lender in all respects in its sole and absolute discretion.

                              (I) Borrower must have submitted to Lender the completed Form of Request for Term Loan Advance attached hereto as Schedule 2(k).

         In the event that (i) Borrower shall have failed to deliver to Lender a binding fully executed purchase agreement for the Properties on or before March 15, 2001 or (ii) Borrower shall have delivered to Lender Borrower's irrevocable written notice that negotiations to purchase the Properties have terminated or
(iii) Lender shall not have provided the Second Advance to Borrower on or before April 30, 2001, then Lender shall be under no further obligation to provide the Second Advance.

                           3. Capital Expenditure Advances. Lender shall, provided no Event of Default or Incipient Event of Default shall have occurred hereunder, provide advances to Borrower in the amount of up to $5,700,000 for the purchase of certain fixed assets acceptable to Lender (the "Capital Expenditure


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         Advances"). The Capital Expenditure Advances will be used by Borrower solely for the purchase of fixed assets acceptable to Lender. Prior to each Capital Expenditure Advance, Borrower will deliver to Lender a detailed budget and description of the particular capital expenditure, which expenditure shall be subject to prior approval by Lender. Provided no Event of Default or Incipient Event of Default shall have occurred hereunder, the capital expenditures described on Schedule 2(k)3 annexed hereto for the second (2nd), third (3rd) and fourth (4th) fiscal quarters of 2001 have been approved by Lender and so long as no Event of Default or Incipient Event of Default shall have occurred hereunder, the applicable amount shall be credited to Borrower's account with Lender on the first business day of the months of May, July and October, 2001. Capital Expenditure Advances will be limited to $2,000,000 per fiscal quarter of Borrower. No Capital Expenditure Advances shall be made by Lender to Borrower prior to May 1, 2001."

         (i) Section 2(l) of the Agreement is hereby amended by deleting the existing text of said section in its entirety and by substituting the following in its place and stead:

                  "(l) In the event that the Second Advance is made by Lender to Borrower, the Term Loan shall be payable in monthly payments of principal, each in the amount of $1,000,000 on the first day of each of the months of April, May, June, July, August, September, October and November, commencing on April 1, 2001 and continuing through and including November 1, 2001. Commencing on April 1, 2002 and on the same day of each of the months of April, May, June, July, August, September , October and November of such year and each year thereafter through the end of the term, the Term Loan shall be payable in monthly payments of principal, each in the amount of $875,000.00.

                           In the event that the Second Advance is not made by
                  Lender to Borrower, the Term Loan shall be paid in monthly payments of principal, each in the amount of $625,000 on the first day of each of the months of April, May, June, July, August, September, October and November, commencing on April 1, 2001 and continuing through and including November 1, 2001. Commencing on April 1, 2002 and on the same day of each of the months of April, May, June, July, August, September, October and November of such year and each year thereafter through the end of the term, the Term Loan shall be payable in monthly payments of principal, each in the amount of $750,000.


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                           Borrower shall make payments of interest on the
                  outstanding balance of the Term Loan at the rate(s) set forth herein on the first day of each and every month hereafter. In the event that the Second Advance is made by Lender to Borrower, all remaining principal and accrued interest outstanding under the Term Loan shall be due and payable in full in October 1, 2005. In the event that the Second Advance is not made by Lender to Borrower, all remaining principal and accrued interest outstanding under the Term Loan shall be due and payable in full on October 1, 2004. The Term Loan shall be subject to acceleration upon the occurrence of an Event of Default hereunder or termination of the Agreement and shall otherwise be evidenced by and subject to the terms and conditions set forth in the secured promissory note in substantially the form of the note attached hereto as Schedule 2(l) ("Term Loan Note")."

         (j) Section 11 of the Agreement is hereby amended by inserting the following words immediately after the parenthetical in the fourth (4th) line of the last paragraph of said section: "and for the immediately succeeding four (4) fiscal years thereafter". Notwithstanding the foregoing, prior to the Second Advance and as a condition precedent to any obligation of Lender to provide the Second Advance, Borrower shall be required to deliver to Lender the remaining projections covering the initial five (5) full years.

         (k) Section 12(o) of the Agreement is hereby amended by deleting the words and numerals "$3,000,000 in the aggregate during Borrower's 2000 fiscal year " from the second (2nd) line of said section and by substituting the words and numerals "$6,000,000 in the aggregate during Borrower's 2001 fiscal year, excluding any amounts distributed by Greka Energy Corporation to Borrower for additional capital expenditures" in its place and stead.

         (l) Section 12 (aa) of the Agreement is hereby amended by inserting the following text immediately after the word "business" in the last line of said Section: "but only to the extent that Borrower shall have availability of at least $500,000 under the Formula Amount after giving effect to each such distribution."

         (m) Section 12(cc)(8) is hereby amended by deleting the words "Deed of Trust" from the second to last line of said section and by substituting the words "Agreement or Ancillary Agreements" in their place and stead.

         (n) Section 17 of the Agreement is hereby amended by deleting the last sentence of said section and by substituting the following text in its place and stead:

                  "For purposes hereof, Required Percentage shall mean (I) in the event that the Second Advance is made by Lender to Borrower on


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                  or before April 30, 2001 (a) 3% from the Closing Date through
                  November 29, 2001, (b) 2% from November 30, 2001 through November 29, 2002 and (c) 1% from November 30, 2002 through November 29, 2005 and during any year of any Renewal Term and
                  (II) in the event that the Second Advance is not made by Lender to Borrower on or before April 30, 2001, (a) 2% from the Closing Date through November 29, 2001, (b) 1% from November 30, 2001 through November 29, 2004 and during any year of any Renewal Term. Notwithstanding the foregoing, in the event that Lender shall notify Borrower of the existence of an Event of Default solely as a result of the existence of the circumstances set forth in Section 18(r) and provided no other Event of Default shall have occurred hereunder, then Borrower may terminate this Agreement without payment of a termination fee provided all Obligations are paid in full on or before the date which is 90 days following the date of such default notice from Lender to Borrower."

         (o) Section 18 of the Agreement is hereby amended by inserting a new subsection "r" immediately after existing subsection "q" as follows:

                           "(r) the market price of Santa Maria Valley crude oil
                            shall at any time be less than $12.00 per barrel."

         (p) All references in the Agreement to "First Term Loan Advance", "Second Term Loan Advance" and "Third Term Loan Advance" are hereby deleted.

         (q) Section 5 (a)(i) of the Agreement is hereby amended by adding the following sentence to the end of said section; "Without limiting the foregoing, in the event that any instrument or document submitted by Borrower to Lender in connection with Collateral reporting requirements hereunder shall contain any misrepresentation or misleading, false or incorrect statement or information and Revolving Credit Advances in excess of the Formula Amount shall result therefrom which are not paid in full within five (5) business days following the date of creation of such overadvance, then the average daily balance of all Obligations shall bear interest at the Default Rate for a period of ninety (90) days following the date of creation of such overadvance.

2. Effectiveness. This First Amendment and the transactions described herein shall become effective on the date on which all of the following conditions have been satisfied.

         (a) Lender shall have received, reviewed, approved and, where appropriate, recorded all necessary instruments, documents, certificates and opinions as Lender shall request, in its sole discretion.


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         (b)      Lender shall have reviewed and approved current UCC and lien searches and certificates of good standing of Borrower.

         (c) Lender shall have received all necessary consents, approvals and resolutions authorizing the transactions described herein by all of the parties constituting Borrower.

         (d) Borrower shall have executed and delivered to Lender this First Amendment and all instruments and documents related thereto.

         (e) Each of the representations and warranties made by Borrower in the Agreement and the Ancillary Agreements shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date.

         (f) Borrower shall have availability of at least $500,000 under the Formula Amount immediately prior to the funding of the First Advance; and

         (g)      Lender shall have executed this Agreement.


3. Closing Fee. Contemporaneously with the funding of the First Advance, Borrower shall pay to Lender the amount of $200,000 as a closing fee for the First Advance. This fee shall be deemed to be fully earned on such date and may be paid by a charge to Borrower's account with Lender. In the event that Lender provides the Second Advance to Borrower, Borrower shall pay to Lender the amount of $200,000 as a closing fee for the Second Advance, payable on the date the Second Advance is made. Such fee shall be deemed to be fully earned on such date and may be paid by a charge to Borrower's account with Lender.

4. Ratification Except as heretofore and hereby amended, the Agreement shall remain in full force and effect in accordance with its terms and the same is hereby ratified and confirmed by Borrower as being its valid and binding agreement, enforceable in accordance with its terms, as amended hereby.

5. Governing Law and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. LENDER SHALL HAVE THE RIGHTS AND REMEDIES OF SECURED PARTY UNDER APPLICABLE LAW INCLUDING, BUT NOT LIMITED TO, THE UNIFORM COMMERCIAL CODE OF NEW YORK. BORROWER AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR ANY OTHER OBLIGATIONS SHALL BE LITIGATED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, AT LENDER'S OPTION, IN ANY OTHER COURTS LOCATED IN NEW YORK STATE OR ELSEWHERE AS LENDER MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND BORROWER


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         SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS. BORROWER WAIVES
         PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON BORROWER MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT BORROWER'S ADDRESS IN CALIFORNIA AND NEW YORK APPEARING ON LENDER'S RECORDS, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON RECEIPT VIA NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE THE SECOND BUSINESS DAY FOLLOWING DEPOSIT WITH SUCH COURIER SERVICE BOTH PARTIES HERETO WAIVE THE RIGHT TO ATRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN BORROWER AND LENDER, AND BORROWER WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH REGARD TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS) WHICH IT MAY HAVE.

6. Modification. Neither this First Amendment, nor any portion or provisions thereof may be charged, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the parties hereto and thereto.

7. Captions. All captions are and shall be without substantive meaning or content of any kind whatsoever.

8. Counterparts. This First Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument.

9. Construction. The parties acknowledge that each party and its counsel have reviewed this First Amendment and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this First Amendment or any amendments, schedules of exhibits thereto.

         IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first above written.


ATTEST:                                    GREKA INTEGRATED, INC.


 /s/ Susan M. Whalen                       By: /s/ Randeep S. Grewal
-----------------------------------           ----------------------------------
SECRETARY                                     Randeep S. Grewal
                                              Title: Chairman, CEO & Pres.



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ATTEST:                                    SABA REALTY, INC.

 /s/ Susan M. Whalen                       By: /s/ Randeep S. Grewal
-----------------------------------           ----------------------------------
SECRETARY                                     Randeep S. Grewal
                                           Title: Chairman, CEO & Pres.



ATTEST:                                    SANTA MARIA REFINING COMPANY


 /s/ Susan M. Whalen                       By:  /s/ Randeep S. Grewal
-----------------------------------           ----------------------------------
SECRETARY                                     Randeep S. Grewal
                                           Title: Chairman, CEO & Pres.



                                           GMAC COMMERCIAL CREDIT LLC


                                           By: /s/ Frank Imperato
                                              ----------------------------------
                                           Title: Senior Vice President


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